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                                                                   EXHIBIT 10.14



                                  MASTER LEASE

                       (Cisco Technology, Inc. Trust 1998)

                            dated as of June 2, 1998

                                     between

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,
               not in its individual capacity, except as expressly
                stated herein, but solely as Certificate Trustee,
                                    as Lessor

                                       and

                             CISCO TECHNOLOGY, INC.,
                                    as Lessee


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                         Lease Financing of Real Estate
                  Located in Milpitas and San Jose, California

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This Lease (which includes two Lease Supplements) is encumbered by a lien in favor of State Street Bank and Trust Company, as Agent (the "Agent") under a Loan Agreement dated as of June 2, 1998 among Lessor, the Lenders, and Agent, as amended or supplemented from time to time. This Lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart



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containing the receipt therefor executed by Agent on the signature page hereof.


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                                  MASTER LEASE


        This MASTER LEASE dated as of June 2, 1998 (including all Lease Supplements from time to time executed and delivered, this "Lease"), between STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., not in its individual capacity, except as expressly stated herein, but solely as Certificate Trustee, as Lessor, and CISCO TECHNOLOGY, INC., a California corporation, as Lessee.


                              W I T N E S S E T H:

        1. Lessor will, subject to the terms and conditions of the Participation Agreement, purchase both of the Sites (legally described in Exhibit A) on the Advance Date and advance funds to Lessee to construct the Site Improvements on behalf of Lessor.

        2. Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, both of the Sites.

        3. Following the Advance Date, Lessee shall construct the Site Improvements on the Sites, which Site Improvements will be part of the Leased Property.

        NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                   DEFINITIONS; INTERPRETATION; FULL RECOURSE

        For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement dated as of even date herewith, among Lessee, Cisco Systems, Inc., a California corporation, as Guarantor, Lessor, Agent and the Participants identified therein (the "Participation Agreement"). The rules of interpretation set forth in such Appendix 1 shall also apply to this Lease. All obligations imposed on the "Lessee" in this Lease shall be the full recourse liability of Lessee.


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                                   ARTICLE II

                              LEASE OF SITES; TERM

        II.1 Acceptance and Lease of Sites. On the Advance Date, Lessor, subject to the satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, hereby agrees to accept delivery on such date of fee title to the Sites pursuant to the terms of the Participation Agreement and the applicable Lease Supplement and simultaneously to lease to Lessee for the Lease Term, Lessor's interest in the Sites together with any Alterations (including the Site Improvements) which thereafter may be constructed thereon pursuant to this Lease, and Lessee hereby agrees to lease commencing on the Advance Date from Lessor for the Lease Term, Lessor's interest in the Sites together with Lessor's interest in any Alterations (including the Site Improvements) which thereafter may be constructed thereon pursuant to this Lease and the Operative Documents.

        II.2 Acceptance Procedure for Site. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery on behalf of Lessor of fee title to the Sites. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee on the Advance Date of a Lease Supplement (appropriately completed) for each Site shall, without further act, constitute the irrevocable acceptance by Lessee of each such Site for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Sites, together with any Alterations (including the Site Improvements) constructed thereon pursuant to this Lease and the other Operative Documents, shall be deemed to be included in the Leased Property and shall be subject to the terms and conditions of this Lease commencing on the Advance Date.

        II.3  Term.

               (a) Lease Term. The term of this Lease (the "Lease Term") shall begin on the Advance Date and shall end on the date (such date, the "Lease Expiration Date") which is the earlier of (i) the day preceding the fifth (5th) anniversary of the Advance Date or, if the Lease Term is renewed in accordance with Article XX hereof, the day preceding the tenth (10th) anniversary of the Advance Date, (ii) the date on which this Lease is terminated in accordance with the provisions hereof, or (iii) the Final Maturity Date.

        II.4 Title. Each Site is leased to Lessee without any representation or warranty, express or implied, by Lessor, Agent, Arranger or any Participant and subject to the rights of parties in possession, the existing state of title (including the Permitted Exceptions), and all Applicable Laws. Lessee shall in no event have any recourse against Lessor for any defect in or exception to title to any Leased Property other than resulting from Lessor Liens.




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                                   ARTICLE III

                                 OTHER PROPERTY

        Lessee may from time to time own or hold under lease from Persons other than Lessor, furniture, trade fixtures, equipment and other tangible personal property (including software) located on or about either Site and which personal property is not subject to this Lease. Lessor acknowledges Lessee's right to finance and to secure under the UCC inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at any of the Sites so long as such UCC filings are not recorded against either Site and by their terms specifically exclude any interest in the Leased Property. Lessor shall from time to time, upon the reasonable request, and at the sole cost and expense of Lessee, which request shall be accompanied by such supporting information and documents as Lessor may reasonably require, promptly acknowledge in writing to Lessee or other Persons that the particular items of furniture, trade fixtures and equipment in question and which are located on a Site are not part of the Leased Property and that, subject to the rights of Lessor under any other Operative Documents, Lessor does not own or have any other right or interest in or to such furniture, trade fixtures and equipment. Lessor agrees to execute as reasonably requested by Lessee in writing and at the sole cost of Lessee, such waiver forms and releases from Lessor Liens (which shall contain customary indemnities for the benefit of Lessor and other protections including the right to treat such property as abandoned if not timely removed by Lessee) in favor of any purchase money seller, lessor or lender which has financed or is in the process of consummating such financing of such personal property items.

                                   ARTICLE IV

                                      RENT

        IV.1 Basic Rent. Lessee shall pay to Lessor Basic Rent (i) on each Payment Date, (ii) on any date required under Sections 14.1 or 20.1 or Article XIX and (iii) on any date on which this Lease terminates or upon demand following a Lease Event of Default pursuant to Section 17.1. At least 10 days prior to each Payment Date, Lessor shall deliver to Lessee a notice setting forth the exact amount of Basic Rent due on such date (the "Invoice"). For purposes of this section, delivery of the Invoice by facsimile transmission, receipt confirmed, shall be sufficient.

        IV.2 Supplemental Rent. Lessee shall pay to Lessor (or if to a Person other than Lessor, Agent or any of the Participants, to such Person as shall be entitled thereto as expressly provided herein or in any other Operative Document, and Lessor hereby directs Lessee, on behalf of Lessor, to so pay any such other Person), any and all Supplemental Rent promptly as the same shall become due and payable and, in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. Lessee hereby reaffirms



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that its obligation to pay Supplemental Rent shall include (i) the payment of any and all Additional Costs, (ii) all amounts determined to be due and payable or otherwise subject to distribution pursuant to Article III of the Loan Agreement in accordance with its terms. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

        IV.3 Method and Amount of Payment. Basic Rent and Supplemental Rent shall be paid by a wire transfer to Lessor (or, in the case of Supplemental Rent due to any Person other than Lessor, Agent or any of the Participants, to such Person as may be entitled thereto) at such place as Lessor (or such other Person) shall specify in writing to Lessee pursuant to Schedule II to the Participation Agreement or Section 9.3 of the Participation Agreement; provided, however, that, so long as the Notes remain outstanding, Lessor directs Lessee to pay Rent directly to the Agent. Each payment of Rent shall be made by Lessee prior to 1:00 p.m. Boston, Massachusetts time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which (in the case of any amount payable to Lessor, Agent or any Participant or any other Indemnitee) shall be immediately available on the scheduled date when such payment shall be due. The provisions of the foregoing sentence of this Section
4.3 shall be applicable only to Basic Rent and to Supplemental Rent payable to, or on behalf of or for the account of, Lessor, Agent any Participant and any other Indemnitee.

        IV.4 Late Payment. If any Basic Rent shall not be paid when due, Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf or for the account of Lessor, Agent, any Participant, or other Indemnitee is not paid when due, Lessee shall pay to such Person as shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate (to the maximum extent permitted by Applicable Laws) on such overdue amount from and including the due date thereof (without regard to any applicable grace period) to but excluding the Business Day of payment thereof.

                                    ARTICLE V

                                    NET LEASE



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        This Lease shall constitute a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent, Supplemental Rent, the Lease Balance and all other amounts due and payable under the Operative Documents shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts throughout the Lease Term is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, to the maximum extent permitted by Applicable Laws:
(a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of the Leased Property, or any failure of the Leased Property to comply with all Applicable Laws, including any inability to occupy or use the Leased Property by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Leased Property or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, including eviction; (d) any defect in title to or rights to the Leased Property or any Lien on such title or rights or on the Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Agent or any Participant; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent, any Participant or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including Lessor, Agent, or any Participant; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the Overall Transaction; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Authority; any restriction, prevention or curtailment of or any interference with the construction on or any use of the Leased Property or any part thereof; (l) the failure of Lessee to achieve any accounting or tax benefits or the characterization of the transaction intended by Section 22.19 of this Lease and Section 2.7 of the Participation Agreement or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Article XIV, Article XIX or Section 20.1, this Lease shall be non-terminable and noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Article XIV or
Article XIX, Lessee shall, unless prohibited by Applicable Laws, nonetheless pay to Lessor (or, in the case of Supplemental Rent due to any Person other than Lessor, Agent or any of the Participants, to such Person as shall be entitled thereto) an amount equal to each Rent payment (including the Lease Balance or any other amount due and payable under any Operative



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Documents) at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Each payment of Rent and any payment of the Lease Balance made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Agent, any Participant or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or negligence in the handling of funds; provided, however, any liability of Lessor with respect to any such willful misconduct or gross negligence or negligence in the handling of funds shall not limit or affect Lessee's absolute obligations as set forth in this Article V. Without affecting Lessee's obligation to pay Basic Rent, Supplemental Rent, the Lease Balance and all other amounts due and payable under the Operative Documents, or to perform its obligations under the Operative Documents, Lessee may seek damages or any other remedy at law or equity against Lessor for a breach by Lessor of its obligations under this Lease or the Participation Agreement.

                                   ARTICLE VI

                                 UTILITY CHARGES

        Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Leased Property during the Lease Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Leased Property for a billing period during which this Lease expires or terminates (except pursuant to Article XIX or Section 20.1(b) hereof, in which case Lessee shall be solely responsible for all such charges) shall be adjusted and prorated on a daily basis between Lessee and any purchaser of the Leased Property, and each party shall pay or reimburse the other for each party's pro rata share thereof; provided, that in no event shall Lessor have any liability therefor.

                                   ARTICLE VII

                          CONDITION OF LEASED PROPERTY

        VII.1 Waivers. LESSEE ACKNOWLEDGES AND AGREES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD RECORD TITLE TO THE LEASED PROPERTY, LESSEE



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IS SOLELY RESPONSIBLE FOR THE LEASED PROPERTY AND ANY ALTERATIONS. The Leased
Property is let by Lessor "AS IS" in its present condition, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Property, (c) any state of facts which an accurate survey or physical inspection might show (including any survey delivered on or prior to the Advance Date), (d) all Applicable Laws, and (e) any violations of Applicable Laws which may exist at the commencement of the Lease Term. Lessee has examined the Leased Property and (insofar as Lessor is concerned) has found the same to be satisfactory. NONE OF LESSOR, AGENT, ARRANGER NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO THE LEASED PROPERTY OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OF THE LEASED PROPERTY, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, OR ANY PART THEREOF, AND NONE OF LESSOR, AGENT, ARRANGER NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS, except that Lessor hereby represents and warrants that the Leased Property, is and shall be free of Lessor Liens. Lessee has been afforded full opportunity to inspect the Leased Property, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor, Agent, Arranger and the Participants, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article VII have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, Agent, Arranger or the Participants, express or implied, with respect to the Leased Property (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise.

                                  ARTICLE VIII

                                NON-INTERFERENCE

        VIII.1 Non-Interference. Except as provided for at Article XVIII and so long as no Lease Event of Default has occurred and is continuing, Lessor covenants that it will not interfere in Lessee's or any of its permitted subtenants' use of the Leased Property in accordance with this Lease during the Lease Term; it being agreed that Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach. Such right is independent of and shall not affect Lessee's obligations hereunder and under the other Operative Documents or Lessor's or any other Person's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.



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        VIII.2 Certain Duties and Responsibilities of Lessor. Lessor undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Leased Property or any other part of the Trust Estate in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein.

                                   ARTICLE IX

                MAINTENANCE AND REPAIR; ALTERATIONS AND ADDITIONS

        IX.1 Maintenance and Repair; Compliance With Applicable Laws. Lessee, at its own expense, shall at all times (a) maintain the Leased Property in at least its current condition, subject to ordinary wear and tear, and in any event at least as good as the condition of similar properties owned or leased by Lessee and its affiliates and in good repair and condition and free from nuisance; (b) except to the extent Section 9.5 hereof shall apply, maintain, manage and monitor the Leased Property in accordance with all Applicable Laws, whether or not such maintenance requires modifications or alterations; (c) comply with the Insurance Requirements which are in effect at any time with respect to the Leased Property or any part thereof; (d) maintain, manage and monitor the Leased Property in accordance with all applicable Contractual Requirements; (e) use the Leased Property only in accordance with Article X; (f) take all appropriate steps that may be required to keep the Leased Property in the condition required by the preceding clauses (a) through (e), ordinary or extraordinary, foreseen or unforeseen, and including repairs, replacements and renewals that would constitute capital expenditures under GAAP if incurred by an owner of property; and (g) procure, maintain and comply in all material respects with all material Governmental Actions required for the use, development, maintenance and operation of the Leased Property. Lessee waives any right that it may now have or hereafter acquire to (x) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (y) make repairs at the expense of Lessor pursuant to any Applicable Laws or other agreements.

        IX.2  Improvements and Alterations to Leased Property.

               (a) (i) Lessee, at Lessee's own cost and expense, shall make alterations, improvements and additions to the Leased Property and or any part thereof and substitutions and replacements therefor (collectively, "Alterations") which are (A) necessary to repair or maintain the Leased Property in the condition required by Section 9.1; (B) necessary in order for the Leased Property to be in compliance with Applicable Laws; or (C) necessary to restore the Leased Property to its condition existing prior to a Casualty or Condemnation to the extent required pursuant to Article XIII; and (ii) so long as no Lease Event of Default or Lease Default



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has occurred and is continuing, Lessee, at Lessee's own cost and expense, may undertake Alterations on either Site so long as such Alterations comply with Applicable Laws and with Section 9.1 and subsection (b) of this Section 9.2.

               (b) The making of any Alterations must be in compliance with the following requirements:

               (i) Lessee shall not make any Alterations in violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Leased Property.

               (ii) No Alterations shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations relating to such Alterations of all municipal and other Authorities having jurisdiction over the applicable Site. Lessor, at Lessee's expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

               (iii) The Alterations shall be expeditiously completed in a good and workmanlike manner and in compliance with all Applicable Laws then in effect and the standards imposed by any insurance policies required to be maintained hereunder.

               (iv) All Alterations shall, when completed, be of such a character as to not materially adversely affect the fair market value or residual value of the affected Site from its fair market value or residual value immediately prior to the making thereof or, in the case of Alterations being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation.

               (v) Lessee shall have made adequate arrangements for payment of the cost of all Alterations when due so that the Leased Property shall at all times be free of Liens, including for labor and materials supplied or claimed to have been supplied to the Leased Property, other than Permitted Liens; provided, that Lessee shall have the right to engage in Permitted Contests in accordance with Section 9.5.

               (vi) The Alterations must be located solely on the Leased
        Property.

        IX.3 Title to Alterations. Title to the following described Alterations shall without further act vest in Lessor and shall be deemed to constitute a part of the Leased Property and be subject to this Lease:

               (a) Alterations that are Nonseverable and which are not Development Improvements which have been approved pursuant to Section
        6.2 of the Participation Agreement;



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               (b) Alterations (including all Site Improvements) that are financed with any amounts advanced by the Participants on the Advance Date pursuant to the Participation Agreement; and

               (c) Alterations that are required to be made pursuant to the terms of Section 9.1 or 9.2(a)(i) hereof.

        Lessee, at Lessor's request, shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Alterations to Lessor.

        If such Alterations are not within any of the categories set forth in clauses (a) through (c) of this Section 9.3, then title to such Alterations shall vest in Lessee and such Alterations shall not be deemed to be Alterations which are part of the Leased Property.

        All Alterations to which Lessee shall have title may, so long as removal thereof shall not result in the violation of any Applicable Laws and no Lease Event of Default or Lease Default is continuing, be removed at any time by Lessee. Lessee agrees to notify Lessor in writing at least 30 days before it removes any Alterations and Lessee shall at its expense repair any damage to the Leased Property caused by the removal of such Alterations. Subject to the provisions of Section 6.2 of the Participation Agreement, title to any Alterations shall vest in Lessor (or the purchaser of the applicable Leased Property) if not removed from the Leased Property by Lessee prior to the return of the Leased Property to Lessor or sale of the Leased Property.

        IX.4 Maintenance and Repair Reports. Lessee shall keep reports in sufficient detail, and as customary for owners of commercial real estate, to indicate the nature and date of major work done. Such reports shall be made available at Lessee's office to Lessor upon reasonable request. Lessee shall give notice to Lessor of any Condemnation, the cost to repair which is reasonably expected by Lessee to exceed $10,000,000, promptly after Lessee has knowledge thereof.

        IX.5 Permitted Contests. If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Laws or any Governmental Action relating to the Leased Property or to the operation or maintenance thereof shall be prosecuted diligently and in good faith in appropriate proceedings by Lessee or (b) compliance with such Applicable Laws or such Governmental Action shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance, Lessee shall not be required to comply with such Applicable Laws or such Governmental Action but only if and so long as any such test, challenge, appeal, proceeding or noncompliance shall constitute a Permitted Contest.

        Lessor will not be required to join in any Permitted Contest pursuant to this Section 9.5 unless a provision of any Applicable Laws requires, or, in the good faith opinion of Lessee, it is helpful to Lessee, that such proceedings be brought by or in the name of Lessor; and in that event, Lessor will join in the proceedings or permit them or any part thereof to be brought in its



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name if and so long as no Lease Event of Default is continuing and Lessee pays all related out-of-pocket expenses and reasonable allocated internal costs of Lessor and provides to Lessor adequate indemnification.

        IX.6  Warrant of Title.

               (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of Section 9.5 relating to Permitted Contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Leased Property or any Alterations to a Site, or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Agent pursuant to the Loan Agreement or the other Loan Documents, other than Permitted Liens and Lessor Liens.

               (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to either Site or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, NOR ANY PARTICIPANT NOR AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A SITE OR ANY PART OR PORTION THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, AGENT OR ANY PARTICIPANT IN AND TO ANY LEASED PROPERTY.

        IX.7 Grants and Releases of Easements on the Sites. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VIII, IX, X and XI, Lessor hereby consents in each instance to the following actions by Lessee, in the name and stead of Lessor, but at Lessee's sole cost and expense (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of a Site as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of a Site; (c) the dedication or transfer of unimproved portions of a Site for road, highway or other public purposes; (d) the execution of petitions to have a Site annexed to any municipal corporation or utility district; (e) the execution of amendments to any covenants and restrictions affecting a Site; and (f) the execution of such plats, lot splits, lot line adjustments, parcel maps and dedications as may be necessary or desirable in connection with the re-parcelization of the Sites; provided, however, that in each case (i) such grant, release, dedication, transfer, annexation, amendment or re-parcelization does not materially impair the value, utility or remaining useful life of the applicable Site, (ii) such grant, release, dedication, transfer, annexation, amendment or re-parcelization is reasonably necessary or desirable in connection with the use, maintenance, alteration or improvement of the applicable Site, (iii) such grant, release, dedication, transfer, annexation, amendment or re-parcelization will not cause the applicable Site or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Documents or in any material respect with any Applicable Laws (including all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);
(iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation, amendment or re-parcelization have been obtained, and all filings required prior to such action have been made; (v) such grant, release, dedication, transfer, annexation, amendment or re-parcelization will not result in any material down-zoning of the applicable Site or any portion thereof or a material reduction in the maximum density or development rights available to the applicable Site under all Applicable Laws;
(vi) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer, annexation, amendment or re-parcelization had not been effected; and (vii) Lessee shall pay and perform, and fully indemnify Lessor from and against any Claims arising from, any obligations of Lessor under such grant, release, dedication, transfer, annexation, amendment, or re-parcelization. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation, amendment, or re-parcelization to any Person permitted under this Section. Notwithstanding anything to the contrary contained in this Section, as a condition to executing and delivering any plats, lot splits, lot line adjustments, parcel maps and dedications as may be necessary or desirable in connection with the re-parcelization of the Sites, Lessee shall deliver to Lessor and Agent such documentation as Lessor or Agent reasonably deem necessary or desirable to document or evidence the continued effectiveness, perfection and priority of this Lease, the Lease Supplements, the Deed of Trust and the other Operative Documents including new or revised surveys, new, updated or endorsed Title Policies and opinions of counsel for Lessee, all in such form and substance reasonably satisfactory to Lessor and Agent.

        IX.8 Inspection. Upon five (5) Business Days prior notice to Lessee, Lessor or its authorized representatives (the "Inspecting Parties") may inspect
(a) the Leased Property and (b) the books and records of Lessee relating to the Leased Property and make copies and abstracts therefrom. All such inspections shall be at the expense of the Inspecting Parties, except that if a Lease Event of Default or Lease Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections. Lessee shall furnish to the Inspecting Parties statements accurate in all material respects regarding the condition and state of repair of the Leased Property, at such times and as may be reasonably requested. No inspection shall unreasonably interfere with Lessee's operations or the operations of any permitted sublessee of the Leased Property. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent, such Inspecting Party causes damage to the Leased Property or any property of Lessee or any other Person during the course of such inspection.

        IX.9 Reports. To the extent permissible under Applicable Laws, Lessee shall prepare and file in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare and make available to Lessor within a reasonable time prior to the date for filing and Lessor shall file, any reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any Authority.

                                    ARTICLE X

                                       USE

        Subject to the requirements of this Article X, each Site may be used for any Permitted Use. Lessee shall not use the Leased Property or any part thereof for any purpose or in any manner that would materially adversely affect the Fair Market Value, utility, remaining useful life or residual value of either Site or that would create a materially increased risk of environmental liability or that would violate or conflict with, or constitute or result in a violation or default under (a) any Applicable Laws whether now existing or hereafter in effect, foreseen or unforeseen, except to the extent permitted by Section 9.5,
(b) the Insurance Requirements, or (c) any Operative Document. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Leased Property as contemplated by this Lease and the Participation Agreement. Lessee shall not, and shall not permit any other Person to, use or develop the Leased Property or any portion thereof for residential uses. Lessee shall not commit or permit any waste of the Leased Property or any part thereof or take any act or fail to take any act which would cause or permit a nuisance to exist or occur upon the Leased Property.

                                   ARTICLE XI

                                    INSURANCE

        XI.1 Required Coverages. Subject in all respects to Lessee's rights under Section 11.2, Lessee shall maintain:

               (a) Comprehensive General Liability Insurance. Combined single limit insurance against claims for third-party bodily injury, including death and third-party property damage occurring on, in or about the Leased Property (including adjoining streets and sidewalks) at least equal to $1,000,000 per occurrence and a minimum of $5,000,000 excess of such coverage.

               (b) Property Insurance. Insurance against loss or damage covering the Improvements or any portion thereof by reason of any Peril (as defined below) in an amount (subject to such deductibles in such minimum amounts as is carried by corporations owning and/or operating similar properties) otherwise acceptable to the Required Participants; provided, however, that at no time shall the amount of such coverage be less than the replacement cost of the Improvements, including any costs that may be required to cause the Improvements to be reconstructed to then current Applicable Laws. The term "Peril" shall mean all perils covered by the standard policy with "all risk endorsement" then in use in the State of California. Alternatively, at Lessee's election, such insurance shall be on a coverage form reasonably available in the commercial insurance market at the time of the most recent policy reviewed.

               (c) Workers' Compensation Insurance. Lessee shall, in the construction of any Alterations and the operation of the Leased Property, comply with the Applicable Laws regarding workers' compensation and protect Lessor, Agent and the Participants against any liability under such Applicable Laws arising out of injury to employees of Lessee or its construction contractors. Lessee is not hereby obligated to insure or indemnify against such liability as described in this Section 11.1(c) for injury to employees of Lessor, Agent or the Participants.

               (d) General Requirements. Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general policyholder rating of "A" (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least "X" (or comparable rating for a rating by an organization other than A.M. Best) or be otherwise acceptable to the Required Participants. In the case of liability insurance maintained by Lessee, it shall name Lessor (both in its individual capacity and as trustee), Agent, and each of the Participants, as additional insureds and, in the case of property insurance maintained by Lessee, it shall name Lessor, Agent, and the Participants, as mortgagee and loss payee as their interests may appear. The insurance coverages required under this Section may be obtained under one or more blanket policies covering Guarantor and its Subsidiaries and/or covering properties of Guarantor and its Subsidiaries in addition to the Sites and may be provided by a combination of primary insurance policies and excess liability ("umbrella") insurance policies otherwise in compliance with this Section 11.1. Each policy referred to in this Section 11.1 shall provide that: (i) it will not be canceled, materially modified or its limits reduced, or allowed to lapse without renewal, except after not less than 30 days' prior written notice to Lessor; (ii) the interests of Lessor, Agent and any Participant shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any Person having an interest in the Leased Property; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor, Agent, or any Participant; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor; and (v) such policy shall contain a cross-liability clause providing for coverage of Lessor, Agent and each Participant, as if separate policies had been issued to each of them. Lessee will notify Lessor promptly of any policy cancellation, reduction in policy limits, modification or amendment.

        XI.2. Self-Insurance Rights. Lessee shall have the right to self-insure through a self-insurance program maintained by Guarantor with respect to any of the insurance required under this Lease so long as (i) Guarantor is a publicly traded domestic corporation whose stock is traded on a nationally recognized exchange; (ii) Lessee has not assigned this Lease; (iii) Guarantor maintains a Consolidated Tangible Net Worth of at least $1,800,000,000 according to its most recent audited financial statement; and (iv) Guarantor governs and manages its self-insurance program in a manner consistent with programs managed by prudent businesses whose stock is publicly traded on nationally recognized exchanges; provided that if Lessee maintains or is required to maintain for the benefit of any Person (other than pursuant to the Operative Documents) insurance written by a third party insurance company with respect to any Leased Property or the Improvements or activities conducted thereon, then Lessee shall maintain for the benefit of Lessor, (in its individual capacity and as trustee), Agent and each of the Participants, insurance written by a third party insurance company satisfying the requirements of Section 11.21(d) against such casualties and contingencies and of such types and in such amounts as Lessee maintains or is required to maintain for such other Person. Upon request, Lessee shall supply or cause Guarantor to supply Lessor from time to time with evidence reasonably satisfactory to Lessor of Guarantor's net worth and the satisfaction of the conditions set forth above. If Lessee elects to self-insure, Lessee shall be responsible for losses or liabilities which would have been assumed by the insurance companies which would have issued the insurance required of Lessee under the Lease. Lessee will notify Lessor in advance of any period for which Lessee intends to self-insure and shall provide Lessor with satisfactory evidence that Lessee complies with these requirements in order to give Lessor an opportunity to confirm the satisfaction of the conditions set forth above. For so long as Lessee self-insures, Lessee, for applicable periods, shall and does hereby indemnify and hold harmless Lessor, Agent and the Participants, and their respective officers, directors, agents, employees, trustees, beneficiaries, and representatives from and against all Claims (including reasonable attorneys' fees) incurred or paid by Lessor, Agent or the Participants as a result of any Claim customarily covered by a broad-form policy of commercial general liability insurance, including a contractual liability endorsement.

        XI.3 Delivery of Insurance Certificates. Promptly at any date Lessee is not entitled to self-insure under Section 11.2 (and in no event later than ten
(10) business days after the occurrence of the event or condition which causes such right to self-insure to cease or the date Lessee voluntarily decides to cease participation in such self-insurance program) and thereafter in no event less frequently than once each year on or before June 1 or upon written request by Lessor following a Lease Event of Default, Lessee shall deliver to Lessor certificates of insurance satisfactory to Lessor evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage required at Section 11.1.

                                   ARTICLE XII

                            ASSIGNMENT AND SUBLEASING

        XII.1 Assignment by Lessee. Lessee may not assign this Lease or any of its rights or transfer or delegate any of its obligations hereunder in whole or in part to any Person, except that Lessee may sublease either Site or any portion thereof as permitted under Section 12.2. Notwithstanding the foregoing sentence, Lessee may, so long as no Lease Event of Default has occurred and is continuing, or would result therefrom, upon prior written notice to each of Lessor and Agent, (i) delegate any of its obligations hereunder to any Affiliate, provided that no delegation shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease and (ii) assign this Lease and all of Lessee's rights and transfer or delegate any of its obligations hereunder to an Affiliate of Lessee pursuant to an assignment and assumption agreement and such other documentation, including opinions of counsel, all in form and substance reasonably satisfactory to Lessor and the Required Participants; provided, that, in any event of such assignment, Lessee shall (a) cause Guarantor to deliver a reaffirmation of the Guarantees in form and substance and in all respects satisfactory to Lessor and Agent that the Guarantees remain in full force and effect with respect to such Affiliate as "Lessee" hereunder and under the other Operative Documents, and (b) provide to Lessor reasonably satisfactory evidence that such transferee Affiliate complies with the requirements of Section 11.2 (or alternatively, maintains the insurance coverages required under Section 11.1).

        XII.2 Subletting. Lessee may from time to time, sublease either Site or any portion thereof to any Person and to extend, modify or renew any sublease without the approval of Lessor or Agent; provided, however, that (a) no sublease or other relinquishment of possession of the Leased Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder, nor affect or impair the Guarantees with respect to such obligation, nor release or discharge, in whole or in part, Guarantor from any such obligations, and Lessee shall remain directly and primarily liable under this Lease as to the Leased Property, or portion thereof, so sublet; (b) each sublease shall expressly be made subject to and subordinated to this Lease and to the rights of Lessor hereunder; (c) each sublease shall expressly provide for the surrender of the applicable Leased Property or portion thereof by the applicable sublessee at the election of the Required Participants or Lessor (as applicable) after the occurrence of a Lease Event of Default or upon the expiration or termination of this Lease; and (d) if a sublessee is not a Subsidiary, such sublease shall contain a provision whereby such sublessee agrees in writing not to assert a claim or to challenge the intended character and treatment of the Overall Transaction described in Section 2.7 of the Participation Agreement and such sublessee irrevocably waives and relinquishes any such rights to assert such claim or otherwise make such challenge.

                                  ARTICLE XIII

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

        XIII.1  Casualty and Condemnation.

               (a) Subject to the provisions of this Article XIII, if all or a portion of the Site Improvements on a Site are damaged or destroyed in whole or in part by a Casualty or if the use, access, occupancy, easement rights or title to either Site or any part thereof, is the subject of a Condemnation, then

               (i) any insurance proceeds payable with respect to such Site Improvements affected by such Casualty (or if Lessee is participating in Guarantor's self-insurance program, any amounts payable in connection with such program) shall be paid directly to Lessee (or if received by Lessor, shall be paid over to Lessee), which amounts shall be used by Lessee for the sole purpose of reconstruction, refurbishment and repair of such Improvements; provided, that such reconstruction, refurbishment or repair can be completed prior to the end of the Lease Term; provided, further, that in the event that either (i) such reconstruction, refurbishment or repair cannot be completed prior to the end of the Lease Term or (ii) Lessee shall elect not to use all such proceeds for the reconstruction, refurbishment or repair of such Site Improvements, then all such proceeds payable with respect to such Casualty shall be paid to Lessor to be applied towards the payment of the Lease Balance in accordance with Article III of the Loan Agreement, and

               (ii) (x) in the case of a Condemnation (that is not a Significant Condemnation) of any part of either Site, any award or compensation relating thereto shall be paid to Lessee for the sole purpose of restoration of such Site (provided, that such restoration can be completed prior to the end of the Lease Term) or else the portion of such award or compensation attributable to the Site and the Site Improvements shall be paid to Lessor to be applied in the Required Participants' reasonable discretion to the partial restoration of such Site or towards the payment of the applicable Lease Balance, and (y) in the case of a Significant Condemnation, the portion of such award or compensation attributable to the Site and the Site Improvements shall be paid to Lessor to be applied in the reasonable discretion of the Required Participants to the restoration of such Site or toward the payment of the applicable Lease Balance in accordance with Article III of the Loan Agreement.

provided, however, that, in each case, if a Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be subject to Section 22.17 and shall be paid directly to Lessor or, if received by Lessee, Lessee shall promptly pay over such amount to Lessor, and pending such payment such amounts shall be deemed to be held in trust for the Participants.

               (b) If pursuant to this Section 13.1 and Section 14.1 this Lease shall continue in full force and effect following a Casualty to Improvements or a Condemnation with respect to a Site, Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such Site Improvements or Site in accordance with this Section 13.1, Lessee shall pay the shortfall), promptly and diligently repair any damage to such Site caused by such Casualty or Condemnation in conformity with the requirements of Article IX, to restore such Site and the Site Improvements thereon to at least the same condition, operative value and useful life as existed immediately prior to such Casualty or Condemnation. Lessee's obligation to restore the Improvements other than the Site Improvements shall be limited to (i) eliminating any condition or hazard which might pose a threat to human health or safety, or create a nuisance at any Site or securing the Sites during the period of restoration so as to mitigate against such risk and (ii) restoring or otherwise putting such Improvements in a condition so that the Improvements will not materially adversely affect the Fair Market Value of the affected Site or the Site Improvements thereon. In such event, title to such Site shall remain with Lessor subject to the terms of this Lease. Upon completion of such restoration, Lessee shall furnish to Lessor and Agent an architect's certificate of substantial completion and a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Lease.

               (c) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article IV or to perform its obligations and pay any amounts due on the Lease Expiration Date or pursuant to Articles XIX and XX.

               (d) Any Excess Casualty/Condemnation Proceeds received by Lessor in respect of a Casualty or Condemnation shall be turned over to Lessee.

        XIII.2 Negotiations. In the event any part of the Leased Property becomes subject to condemnation or requisition proceedings, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and, to the extent permitted by any Applicable Laws, Lessee shall control the negotiations with the relevant Authority unless a Lease Event of Default exists, in which case Lessor may control such negotiations; provided, that in any event Lessor may participate at Lessor's expense (or if a Lease Event of Default exists, at Lessee's expense) in such negotiations; and provided in all cases, that no settlement will be made without Lessor's prior written consent, not to be unreasonably withheld. At no cost to Lessor, Lessee shall give to Lessor such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Section 11.1, and are in the possession of Lessee, as are reasonably requested by Lessor. Nothing contained in this Section 13.2 shall diminish Lessor's rights with respect to Net Condemnation Proceeds under Section 14.2.

        XIII.3 Environmental Matters. Promptly upon Lessee's knowledge of the existence of an Environmental Violation with respect to any Site, Lessee shall notify Lessor in writing of such Environmental Violation. If Lessor elects not to terminate this Lease with respect to such Site pursuant to Section 14.1, at Lessee's sole cost and expense, Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Article IX. Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Laws. Each such Environmental Violation shall be remedied prior to the Lease Expiration Date unless each Site with respect to which an Environmental Violation has occurred but has not been remedied has been purchased by Lessee in accordance with Article XIX or Section 20.1(b). Nothing in this Article XIII shall reduce or limit Lessee's obligations under Article VII of the Participation Agreement.

        XIII.4 Notice of Environmental Matters. Promptly, but in any event within sixty (60) days from the date Lessee has Actual Knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with any Site. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, promptly following receipt, copies of all written communications with any Authority relating to any Environmental Violation in connection with any Site. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor or Agent. In the event that Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with either Site, Lessor shall promptly give notice thereof to Lessee. For purposes of this paragraph, "Actual Knowledge" of Lessee shall mean the actual knowledge of Lessee's Director of Planning and Development, who is responsible for the day to day operations of the Sites.

                                   ARTICLE XIV

                              PARTIAL TERMINATIONS

        XIV.1 Partial Termination upon Certain Events. If any of the following occurs with respect to either Site:

               (a) a Significant Condemnation occurs; or

               (b) an Environmental Violation occurs or is discovered the cost of remediation of which would exceed either (i) $15,000,000 with respect to either Site or (ii) with respect to either Site, if such Site is comprised of one or more legal parcels, $5,000,000 for any portion of either Site constituting a legal parcel and (x) such violation has not been remediated within 180 days after the occurrence or discovery thereof, or (y) Lessee has notified Lessor prior to the expiration of such 180 day period that the violation will not be remediated within such period;

and Lessor shall have given written notice (a "Termination Notice") to Lessee that, as a consequence of such event (x) the Lease Supplement relating to such Site is to be terminated and (y) this Lease is to be terminated with respect to such Site, then Lessee shall be obligated to purchase Lessor's interest in such affected Site on the next Payment Date after Lessee's receipt of the Termination Notice, by paying to Lessor an amount equal to the Purchase Amount for such affected Site.

        XIV.2 Termination Procedures. On the date of the payment by Lessee of the Purchase Amount for the affected Site in accordance with Section 14.1(a) or
(b) or for the affected parcel in accordance with Section 14.1(b) (such date, the "Termination Date"), the Lease Supplement relating to each such affected Site or such affected parcel, as the case may be, shall terminate and this Lease shall terminate with respect to each such Site or each affected parcel, as the case may be, and, concurrent with Lessor's receipt of such payment,

               (a) Lessor shall convey such Site to Lessee (or to Lessee's designee) "AS IS" and in its then present physical condition pursuant to
        Section 22.15 or, in the case of an affected parcel, Lessee shall purchase such parcel in accordance with Section 19.2; and

               (b) in the case of a termination pursuant to Section 14.1(a), Lessor shall convey to Lessee any Net Condemnation Proceeds with respect to the Condemnation giving rise to the termination of this Lease with respect to such Site theretofore received by Lessor or at the request of Lessee, provided however, if Lessee has not previously paid the Purchase Amount to Lessor, other such amounts shall be applied against sums due hereunder.

                                   ARTICLE XV

                 OWNERSHIP, GRANT OF LIEN AND FURTHER ASSURANCES

        XV.1 Grant of Lien and Security Interest. Title to the Leased Property is held by and shall remain in Lessor, as security for the obligations of Lessee hereunder and under each of the other Operative Documents to which it is a party until such time as Lessee shall have fulfilled all of its obligations hereunder and under such other Operative Documents. Lessee hereby mortgages, grants, conveys, assigns, warrants, transfers, sets over and pledges to Lessor for the benefit of the Participants a mortgage and Lien against all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Leased Property and the other Lease Collateral to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document, TO HAVE AND TO HOLD the Lease Collateral and the rights and privileges hereby mortgaged unto Lessor, its successors and assigns for the uses and purposes set forth, until all the obligations hereunder and under such other Operative Documents are paid, performed and satisfied in full. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents (including the Deed of Trust) which Lessor or Agent may reasonably request in order to protect its title to and perfected Lien in the Leased Property and the other Lease Collateral, subject to no Liens other than Permitted Liens, and Lessor's rights and benefits under this Lease. Lessee shall promptly and duly execute and deliver to Lessor such documents and assurances (including the Deed of Trust) and take such further actions as Lessor or Agent may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Operative Documents, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor in and to the Leased Property and the other Lease Collateral, subject to no Lien other than Permitted Liens, or of such Deed of Trust, financing statements or fixture filings or other documents with respect hereto as Lessor or Agent may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing Deed of Trust, financing statements and fixture filings or other documents as may require execution by Lessee. To the extent permitted by Applicable Laws, Lessee hereby authorizes any such Deed of Trust, financing statements and fixture filings to be filed without the necessity of the signature of Lessee, and Lessor agrees to provide Lessee with copies of any such documents so filed. Lessor shall at such time as all of the obligations of Lessee under this Lease or any other Operative Documents have been paid or performed in full (other than Lessee's contingent obligations, if any, under Article VII of the Participation Agreement) execute and deliver termination statements, cancellations of lease or memoranda, quit claim deeds and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Lease Collateral.

                                   ARTICLE XVI

                             LEASE EVENTS OF DEFAULT

        The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute a "Lease Event of Default":

               (a) Lessee shall fail to make any payment of (i) Base Rent when due and such failure shall continue for ten (10) days, (ii) any Supplemental Rent when due and such failure shall continue for ten (10) days after written demand therefor, or (iii) amounts payable pursuant to the exercise of the Sale Option when due, or (iv) amounts payable pursuant to Article XIV, Article XIX, Section 20.1(b) or Section 21.3 when due; or

               (b) [intentionally omitted];

               (c) Lessee or Guarantor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 11.1 or 12.1 hereof or Sections 5.11, 5.13, or 5.14 of the Participation Agreement; or

               (d) Subject to Lessee's rights under Section 21.4, Lessee shall fail to offer the Leased Property for sale in accordance with and satisfy each of the terms, covenants, conditions and agreements set forth at Articles XX and XXI in connection with and following its exercise of the Sale Option, including each of Lessee's obligations at Sections 21.1 and 21.2;

               (e) any representation or warranty by Lessee or Guarantor in any Operative Document or in any certificate or document delivered to Lessor, or any Participant pursuant to any Operative Document shall have been incorrect in any material respect when made, deemed made or reaffirmed, as the case may be;

               (f) (i) Guarantor shall fail to observe or perform any term, covenant or condition of Guarantor (not included in any other clause of this Article XVI) under (x) either Guarantee or (y) with respect to any other Operative Document, within ten (10) days after written notice thereof, or (ii) a Loan Event of Default shall have occurred;

               (g) Lessee shall fail in any material respect to timely perform or observe any covenant, condition or agreement (not included in any other clause of this Article XVI) to be performed or observed by Lessee hereunder or under any other Operative Document and such failure shall continue for a period of 30 days (but in no event later than the Lease Expiration Date) after the earlier to occur of (i) written notice thereof from Lessor, Agent or any Participant or (ii) a Responsible Officer of Lessee has knowledge thereof, provided, however, in the case of a failure to comply with the requirements of Section 9.1(a), (b),
        (d), (e), or (f) or Section 9.2 of this Lease, if such failure cannot in Lessor's reasonably exercised judgment be cured in 30 days but can in Lessor's reasonably exercised judgment be cured in 90 days, Lessee may have an additional 60 days in which to cure such failure provided that Lessee begins to cure such failure within 30 days following notice or knowledge thereof as provided above and thereafter continues diligent efforts to cure such failure;

               (h) (i) Lessee, Guarantor or any Material Subsidiary shall generally fail to pay, or admit in writing its general inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit or creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business, or (ii) corporate action shall be taken by Lessee, Guarantor or any Material Subsidiary for the purpose of effectuating any of the foregoing;

               (i) involuntary proceedings or an involuntary petition shall be commenced or filed against Lessee, Guarantor or any Material Subsidiary under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of any such Person or the appointment of a receiver, trustee, custodian or liquidator for Lessee, Guarantor or any Material Subsidiary or of a substantial part of the property, assets or business of any such Person, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of Lessee, Guarantor or any Material Subsidiary and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be;

               (j) any one or more judgments, writs or warrants of attachment, executions or similar processes involving an aggregate amount in excess of $50,000,000 (after taking into account the actual amounts of third party insurance recoveries, offsets and contributions received, and amounts thereof not yet received but which the insurer thereon has acknowledged in writing its obligation to pay, without material conditions) shall be entered or filed against Lessee, Guarantor or any Material Subsidiary, and all such judgments and processes shall not be dismissed, vacated, stayed, discharged or bonded for a period of forty-five (45) days;

               (k) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $50,000,000;

               (l) any Operative Document to which Lessee or Guarantor is a party or the security interest and lien granted under this Lease (except in accordance with its terms), in whole or in part, terminates, ceases to be effective or ceases to be the legal, valid and binding enforceable obligation of Lessee or Guarantor, as applicable, or the security interest or lien securing Lessee's obligations under the Operative Documents, in whole or in part, ceases to be a perfected first priority security interest and lien, in each case unless due to any act or failure to act on the part of Lessor or Agent or (ii) Lessee or Guarantor shall directly or indirectly contest the effectiveness, validity, binding nature or enforceability of any Operative Document or any Lien granted under any Operative Document;

               (m) Guarantor or any Subsidiary shall fail to make any payment in respect of any Material Obligation when due or within any applicable grace period;

               (n) any event or condition shall occur which results in the acceleration of the maturity of, or the early termination, payment or satisfaction of, any Material Obligation;

               (o) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 35% or more of the outstanding shares of common stock of Guarantor; or during any period of 12 consecutive calendar months, individuals who were directors of Guarantor on the first day of such period cease to constitute a majority of the board of directors of Guarantor (other than as a result of death or disability).

                                  ARTICLE XVII

                                   ENFORCEMENT

        XVII.1 Remedies. Upon the occurrence of any Lease Event of Default and the declaration thereof (but a Lease Event of Default shall be automatically deemed to occur, and no declaration thereof shall be required, upon the occurrence of a Lease Event of Default pursuant to clause (h) or (i) of Article
XVI), the Lease Balance due hereunder without further act shall be accelerated and be deemed to be due and payable hereunder, and at any time thereafter, the Lessor may, subject to Lessee's right to purchase the Leased Property pursuant to Section 19.1 and so long as such Lease Event of Default is continuing, do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Lease Event of Default.

               (a) By notice to Lessee, Lessor may terminate Lessee's right to possession of the Leased Property subject to Lessee's right to purchase the Site under Section 19.1 of this Lease; provided, however (i) no reletting, reentry or taking of possession of any Leased Property (or any portion thereof) by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee,

        (ii) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default and (iii) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by Lessor. A notice given in connection with unlawful detainer proceedings specifying a time within which to cure a default shall terminate Lessee's right to possession if Lessee fails to cure the default within the time specified in the notice. Upon termination of Lessee's right to possession and without further demand or notice, Lessee shall surrender possession and vacate the Leased Property and deliver possession thereof, and Lessor may re-enter the Leased Property and remove any persons in possession thereof. Upon such termination of Lessee's right to possession, the Lease shall terminate and Lessor may recover from Lessee:

                      (i) The worth at the time of award of the unpaid Rent
               under the Lease (including Basic Rent and Supplemental Rent) which had been earned at the time of termination;

                      (ii) The worth at the time of award of the amount by which the unpaid Rent under the Lease (including Basic Rent and Supplemental Rent) which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

                      (iii) The worth at the time of award of the amount by
               which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided;

                      (iv) Any other amount necessary to compensate Lessor for
               all the detriment proximately caused by Lessee's failure to perform Lessee's obligation under the Lease or which in the ordinary course of things would be likely to result therefrom, including the costs and expenses (including reasonable attorneys' fees, advertising costs and brokers' commissions) of recovering possession of the Leased Property, removing persons or property therefrom, placing the Leased Property in good order, condition, and repair, preparing and altering the Leased Property for reletting, and all other costs and expenses of reletting; and

                      (v) Such other amounts in addition to or in lieu of the
               foregoing as may be permitted from time to time by applicable California law.

        The "worth at the time of award" of the amounts referred to in clauses
        (i) and (ii) above, is computed by allowing interest at the Overdue Rate. The "worth at the time of award" of the amount referred to in clause (iii) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%);

               (b) Subject to Lessee's rights under Section 19.1, as more fully set forth in each Lease Supplement, Lessor may sell all or any portion of the Leased Properties at public or private sale, as Lessor may determine;

               (c) Lessor may, at its option, elect not to terminate this Lease with respect to any Site or all of the Leased Property and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of any Leased Property by Lessee or re-entry of same by Lessor, Lessor may enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by Lessee hereunder and to exercise all other remedies permitted by Section 1951.4 of the California Civil Code or any amendments thereof or any successor laws which replace such
        Section 1951.4;

               (d) Unless all of the Leased Property has been sold in its entirety, Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clause
        (b), (c) or (d) of this Section 17.1 with respect to the Leased Property or any portion thereof, demand, by written notice to Lessee specifying a date (a "Termination Date") not earlier than five (5) days after the date of such notice, that Lessee purchase, on such Termination Date for a price equal to the Purchase Amount, the Leased Property subject to this Lease, in accordance with the provisions of Section 19.3;

               (e) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws, including any and all rights or remedies under any other Operative Document, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

               (f) Lessor may retain and apply against the Lease Balance or any other amounts payable under the Operative Documents all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease; or

               (g) If a Lease Event of Default shall have occurred and be continuing, Lessor, to the extent permitted by Applicable Laws, as a matter of right and with notice to Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Leased Property or any portion thereof, and Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of such Property unless such receivership is sooner terminated.

               (h) To the maximum extent permitted by Applicable Laws, Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Leased Property, any portion thereof or any interest therein.

               (i) Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any Applicable Laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect Lessor's right to realize upon or enforce any other security now or hereafter held by Lessor, it being agreed that Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by Lessor in such order and manner as Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to Lessor or to which Lessor may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor. In no event shall Lessor, in the exercise of the remedies provided in this Lease (including in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver onto the Sites or any portion thereof), be deemed a "mortgagee in possession", and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies, except for the exercise of the remedies set forth Sections 17.1(c) and (j), within thirty (30) days after the declaration of the occurrence of a Lease Event of Default in contravention of Lessee's purchase right set forth in Section 19.1.

               (j) Foreclosure; Power of Sale. Lessee hereby grants to Chicago Title Company, as trustee (together with all successor trustees, the "Trustee"), IN TRUST for the benefit of Lessor as security for the obligations hereunder A SECURITY INTEREST AND LIEN against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by Applicable Laws, after proper notice and lapse of such time as may be required by Applicable Laws, to cause the Trustee to sell the Leased Property, or any portion thereof, at the time and place of sale fixed by Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE APPLICABLE LEASED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Leased Property, or against Lessee on a recourse basis for the Lease Balance and all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Certificate Amounts, and all other amounts owing by Lessee under the Operative Documents with respect to such Leased Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Leased Property, or for the enforcement of any other appropriate legal or equitable remedy.

        Lessor acknowledges and agrees that upon the declaration of a Lease Event of Default the amount due and owing by it to Lessor hereunder shall be the Lease Balance and that to the maximum extent permitted by Applicable Laws, Lessee waives any right to contest the Lease Balance as the liquidated sum due upon acceleration of this Lease.

        XVII.2 Proceeds of Sale; Deficiency. All payments received and amounts held or realized by Lessor at any time when a Lease Event of Default shall exist and after the Lease Balance shall have been accelerated pursuant to this Article XVII as well as all payments or amounts then held or thereafter received by Lessor and the proceeds of sale pursuant to Section 17.1(j) or pursuant to either Lease Supplement shall be distributed forthwith upon receipt by Lessor in accordance with Article III of the Loan Agreement.

        XVII.3 Deed of Trust Remedies. Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that upon the occurrence of a Lease Event of Default (irrespective of whether a Loan Event of Default has occurred or is occurring), Lessor and Agent shall have all the rights and may pursue any of the remedies provided to Agent in the Deed of Trust, the terms and provisions of which Deed of Trust are incorporated herein by this reference.

        XVII.4 Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. Without limiting the foregoing, Lessee acknowledges that Lessor may proceed against all or any part of the Leased Property in exercising any remedies in respect of real property or personal property, or both. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default. To the extent permitted by Applicable Laws and subject to the provisions of Section 17.1, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Leased Property, the other Lease Collateral or any part thereof in mitigation of Lessor's damages upon the occurrence of a Lease Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

                                  ARTICLE XVIII

                           RIGHT TO PERFORM FOR LESSEE

        If Lessee shall fail to perform or comply with any of its agreements contained herein and in Lessor's reasonably exercised judgment Lessee is not acting diligently and appropriately to perform or comply with such agreements, Lessor may, but shall not be obligated to, on five (5) Business Days' prior notice to Lessee (except that in the case of an Emergency, Lessee shall permit Lessor so to perform or comply on less than five (5) Business Days' notice unless Lessee has a good faith reason not to permit Lessor to do so), perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the out-of-pocket and reasonably allocated internal expenses of Lessor (including reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor upon demand.

                                   ARTICLE XIX

               EARLY TERMINATION OPTION AND OBLIGATION TO PURCHASE

        XIX.1 Early Termination Option. Without limitation of Lessee's purchase obligation pursuant to Section 19.3, on any Business Day, Lessee may, at its option, purchase one or both Sites or, in the case of Section 19.2 below, a portion of a Site (the "Early Termination Option") at a price equal to the Purchase Amount; Lessee's right to purchase all or a portion of the Leased

Property pursuant to this Section 19.1 or Section 19.2 below shall terminate automatically upon (i) occurrence of a Lease Event of Default pursuant to clauses (h) or (i) of Article XVI or (ii) the occurrence of any other Lease Event of Default, unless in the case of a Lease Event of Default described in this Section 19.1(ii) Lessee delivers a written notice of its election to exercise this option to purchase all of the Leased Property not less than five
(5) days prior to the date of the purchase and consummates the purchase within thirty (30) days following the occurrence and declaration of such Lease Event of Default described in this Section 19.1(ii) (except that if a Lease Event of Default pursuant to clause (h) or (i) of Article XVI has also occurred, then such 30-day period shall be deemed to commence on the earlier of (x) the date of the entry of order for relief or (y) the date of such declaration). In order to exercise its option to purchase all or a portion of the Leased Property pursuant to this Section 19.1 or Section 19.2 below and except as provided for in item
(ii) of the foregoing sentence, Lessee shall give to Lessor not less than sixty
(60) days' prior written notice of such election to exercise, which election shall become irrevocable if not revoked or extended by written notice to Lessor not later than ten (10) days prior to the end of such sixty (60) day period. Upon receipt of the Purchase Amount, Lessor shall transfer the Leased Property to Lessee, or its assigns, pursuant to Section 22.15, on the date set forth in the written notice delivered by Lessee pursuant to this Section 19.1.

        XIX.2 Partial Site Purchases. In addition to Lessee's option to purchase one or both Sites as provided above, Lessee also shall have the option to purchase a portion of a Site upon satisfaction of the following conditions: (i) Lessee shall deliver to Lessor, Agent and the Participants an Appraisal setting forth the Fair Market Value (as separate and independent pieces of property) of the portion being purchased by Lessee as of the date of purchase and the remaining portion of the applicable Site, (ii) the purchase price for the portion of a Site being purchased shall be equal to the product of (A) a fraction the numerator of which is the Fair Market Value of the portion being purchased as determined in such Appraisal, and the denominator of which is the sum of the Fair Market Values of the portion being purchased and remaining portion of the Site as determined in such Appraisal and (B) the Site Balance for such Site, (iii) the portion of the Site being purchased by Lessee and the remaining portion shall each constitute a legal parcel under Applicable Laws regarding subdivision, (iv) the remaining portion of the Site shall not be dependent upon the portion being sold for services, utilities, parking or access unless perpetual easements have been granted for the benefit of the remaining portion of the Site in form satisfactory to the Required Participants and otherwise in accordance with Applicable Laws regarding subdivision and zoning,
(v) any improvements situated on the remaining portion of the Site shall be situated entirely on the remaining portion of the Site and no portion of the improvements situated on the remaining portion of the Site shall be situated on the portion of the Site being purchased by Lessee, (vi) Lessee shall deliver to Lessor, Agent and the Participants a Title Policy complying with the requirements of Section 3.1(l) of the Participation Agreement in an amount equal to the Site Balance for such Site less the purchase price received for the portion of the Site being sold, with such endorsements as reasonably requested by Lessor or Agent, including endorsements with respect to the subdivision map act and zoning, (vii) Lessee shall execute and deliver such modifications, amendments or supplements to the Operative Documents to reflect the sale of such real property and the payment of the purchase price thereof as reasonably requested by Lessor or Agent. In the event either Site is re-parcelized, and in connection with or after the re-parcelization Lessee obtains an Appraisal of each parcel comprising the Site, then Lessee may designate such post-re-parcelization Appraisal as the appraisal to be used in connection with any subsequent purchase by Lessee of any of such parcels for the purpose of determining the purchase price for such parcel being purchased, and no new Appraisal need be obtained so long as the configuration of the parcels does not change.

        XIX.3 Required Purchase. Lessee shall be obligated to purchase for the Purchase Amount all of Lessor's interest in the Leased Property (a) automatically and without notice upon the occurrence of any Lease Event of Default specified in clauses(h) or (i) of Article XVI, or (b) immediately upon written demand of Lessor upon the occurrence of any other Lease Event of Default pursuant to and for the amount described in Section 17.1(d).

                                   ARTICLE XX

                               END OF TERM OPTIONS

        XX.1 End of Term Options. At least 180 days but not more than 360 days before the last day of the Base Term and the Renewal Term, if effective, Lessee shall, by delivery of written notice to Lessor and Agent, exercise one of the following options:

               (a) Renew this Lease with respect to all of the Leased Property then subject to the Lease for one additional five-year period (the "Renewal Option") on the terms and conditions set forth herein; provided, however, such Renewal Option shall be available only at the end of the Base Term; or

               (b) Purchase for cash for the Purchase Amount all, but not less than all, of the Leased Property then subject to the Lease on the Lease Expiration Date (the "Purchase Option"); and if Lessee shall have elected to purchase the Leased Property, Lessor shall, upon the payment to Lessor of the Purchase Amount then due and payable by Lessee under the Operative Documents, transfer all of Lessor's right, title and interest in and to the Leased Property pursuant to Section 22.15; or

               (c) Sell on behalf of Lessor for cash to a purchaser all, but not less than all, of the Leased Property then subject to the Lease (the "Sale Option"). Lessee's right to sell the Leased Property pursuant to the Sale Option shall be conditioned upon and subject to the fulfillment by Lessee of each of the terms and conditions set forth in Article XXI.

        XX.2 Election of Options. If Lessee fails to make a timely election pursuant to Section 20.1 at the end of the Base Term; or, if effective, the Renewal Term, or if as of the end of the Base Term Lessee has elected the Renewal Term pursuant to Section 20.1(a) but fails to satisfy the conditions to renewal set forth at Section 20.3, Lessee shall be deemed to have elected the

Purchase Option. In addition, the Sale Option shall automatically be revoked if there exists a Lease Event of Default or Significant Condemnation at any time after the Sale Option is properly elected or Lessee fails to comply with any of the terms and conditions set forth at Article XXI and Lessor shall be entitled to exercise all rights and remedies provided in Article XVII. Lessee may not elect the Sale Option if there exists on the date the election is made a Lease Default, Lease Event of Default or a Significant Condemnation.

        XX.3 Lease Renewal. Subject to the conditions set forth herein, Lessee may, by written notice to Lessor, each Participant and Agent given not earlier than 360 days and not later than 180 days prior to the fifth (5th) anniversary of the Advance Date, request (a "Renewal Request") that the Lease Term be extended to the day immediately preceding the tenth (10th) anniversary of the Advance Date (the "Renewal Option"). Such renewal shall be subject to and conditioned upon the following:

               (a) on both the date of the Renewal Request and the date of the commencement of the Renewal Term, no Lease Default or Lease Event of Default shall have occurred and be continuing, and Lessee shall be deemed to have represented the same to Lessor;

               (b) Lessee shall not have exercised the Sale Option;

               (c) the Final Maturity Date shall have been extended pursuant to
        Section 2.13 of the Participation Agreement such that the Renewal Term will expire on or before the extended Final Maturity Date; and

               (d) on both the date of the Renewal Request and the date such renewal becomes effective, either:

                      (i Guarantor shall have a senior unsecured debt rating (or if no public debt is outstanding, a private letter rating) of at least BBB by S&P (or Ba3 by Moody's) after giving effect to such renewal and the extension of the Final Maturity Date, and Guarantor's rating shall not be on credit watch with negative implications; or

                       (ii) prior to the date such renewal becomes effective,
               Lessee shall have provided to Agent for the sole benefit of the Certificate Purchasers a valid and perfected first Lien in cash or cash equivalents in an aggregate amount equal to the Certificate Amounts to secure Certificate Trustee's obligations to repay the Certificate Amounts, accrued Yield and all other amounts owing to the Certificate Purchasers. The documentation securing such security arrangement shall be in form and substance reasonably satisfactory to the Certificate Purchasers and be accompanied by opinions of counsel of Lessee regarding the validity, perfection and priority of such interests.

                                   ARTICLE XXI

                                   SALE OPTION

        XXI.1 Sale Option Procedures. If Lessee elects the Sale Option, Lessee shall use its best commercial efforts as nonexclusive agent for Lessor to obtain the highest all cash purchase price for the purchase of all of the Leased Property then subject to the Lease, and in the event Lessee receives any bid, Lessee shall, within five (5) Business Days after receipt thereof, certify to Lessor in writing the amount and terms of such bid and the name and address of the party submitting such bid. Lessee shall bear all costs and expenses in connection with any such bidding and sale process pursuant to this Section 21.1 as well as all costs and expenses incurred by any party (including a buyer or potential buyer) to place the Leased Property in the condition required by
Section 9.1. None of the foregoing costs or expenses shall be deducted from the Sale Proceeds or serve to reduce the purchase price to be paid for the Leased Property. With respect to any sale made pursuant to this Article XXI and so long as no Lease Event of Default shall have occurred and be continuing: (i) Lessee shall transfer all of Lessee's right, title and interest in the Leased Property, or cause the Leased Property to be transferred, to the bidder, if any, which shall have submitted the highest all cash bid therefor in the same manner and in the same condition and otherwise in accordance with all of the terms of this Lease; (ii) subject to the prior or current payment by Lessee of all amounts due under clause (iii) of this sentence, Lessor shall comply with any conditions to transfer set forth in Section 21.2 and the transfer provisions of Section 22.15 in order to transfer Lessor's right, title and interest in and to the Leased Property for cash to such bidder, such transfer to be made on the Lease Expiration Date with respect to any bid accepted prior to such date or on the date provided for at Section 21.4; and (iii) Lessee shall pay to Lessor on the earlier of the Lease Expiration Date or immediately prior to such sale all of the amounts required pursuant to Section 21.3. All costs related to a sale and delivery pursuant to this Section 21.1, including the cost of sales agents retained by Lessee, delivery of documents, filing and documentary transfer fees, Taxes relating to or arising as a result of such transfer, title insurance, certification and testing of the Leased Property, environmental audits, legal costs, costs of notices, any advertisement or other similar costs shall be borne entirely by Lessee, without regard to whether such costs were incurred by Lessor, Lessee or any potentially qualified buyer. Neither Lessor nor any Participant shall have any responsibility for procuring or financing any purchaser.

        XXI.2 Sale. Upon a sale of the Leased Property on the Lease Expiration Date pursuant to Section 21.1 or following the Lease Expiration Date pursuant to
Section 21.4, Lessee shall, at Lessee's own expense, transfer the Leased Property to the independent purchaser thereof free and clear of all Liens other than Permitted Exceptions, in as good condition as it was on the Advance Date, ordinary wear and tear excepted, and in compliance with all Applicable Laws (and in any event without (x) any asbestos installed or maintained in any part of the Leased Property, (y) any polychlorinated biphenyls (PCBs) in, on or used, stored or located at the Leased Property, and (z) any other Hazardous Material). As a condition to Lessee's rights hereunder, Lessee shall obtain and make all necessary Governmental Actions required by Lessee or Lessor in connection with any third party sale and satisfy the requirements of Section
5.16 of the Participation Agreement with respect to the Site Improvements. Lessee shall cooperate with the independent purchaser of the Leased Property in order to facilitate the ownership and operation of the Leased Property by such purchaser after the date of the sale or transfer. Prior to the Lease Expiration Date, Lessee shall furnish to Certificate Trustee, Agent, the Participants and the independent purchaser hereunder a reasonably current Environmental Audit dated no earlier than 45 days prior to the Lease Expiration Date and addressed to each such party in form and substance satisfactory to such parties. The Environmental Audit shall be prepared by environmental consultants selected by the Lessor at the direction of and in the reasonable discretion of the Required Participants. If the Leased Property is sold during the Extended Remarketing Period, such Environmental Audit shall be updated by Lessee to a date not later than forty-five (45) days prior to the date of such sale and shall be subject to the reevaluation of the Certificate Trustee, the Agent, the Participants and, if applicable, the independent purchaser, on the same basis as provided for in the previous sentences. If any such Environmental Audit indicates any exceptions, Lessee also shall deliver prior to the Lease Expiration Date a Phase II environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Laws. If Lessee exercises the Sale Option, Lessor shall at Lessee's expense be entitled to perform such investigation, including obtaining reports of engineers and other experts as to the condition and state of repair and maintenance of the Leased Property and as to the compliance of the Leased Property with Applicable Laws including Environmental Laws. The obligations of Lessee under this Section 21.2 shall survive the expiration or termination of this Lease.

        XXI.3  Application of Sale Proceeds and Recourse Payments.

               (a On the Lease Expiration Date in connection with an exercise of the Sale Option, Lessee shall pay to Lessor all Rent then due together with all other amounts due and payable by Lessee to Lessor, Agent, any Participant or any Indemnitee. If a sale of the Leased Property is completed on the Lease Expiration Date, Lessee also shall pay to Lessor, as Supplemental Rent, from the Sale Proceeds the aggregate outstanding Lease Balance as of the Lease Expiration Date (as determined after the payment of all Rent due on such date). If the Sale Proceeds exceed the Lease Balance as of the Lease Expiration Date, Lessee shall retain the portion of the Sale Proceeds in excess thereof. If the Sale Proceeds are less than the aggregate outstanding Lease Balance, Lessee shall pay or shall cause to be paid to Lessor, as Supplemental Rent, on the Lease Expiration Date, in addition to the Sale Proceeds, an additional amount equal to the amount that the Lease Balance exceeds the Sale Proceeds.

               (b The obligation of Lessee to pay the amounts determined pursuant to Section 21.3(a) shall be recourse obligation of Lessee, and such payments by Lessee shall not limit any other obligation of Lessee under the Operative Documents, including pursuant to Article VII of the Participation Agreement.

        XXI.4 Failure to Sell Premises. If Lessee shall exercise the Sale Option and shall fail to sell all of the Leased Property on the Lease Expiration Date in accordance with and subject to the provisions of Section 21.1, then Lessee and Lessor hereby agree as follows:

               (a In addition to the amounts required to be paid by Lessee pursuant to the first sentence of Section 21.3(a), Lessee also shall pay to Lessor on the Lease Expiration Date an amount equal to the Lease Balance and Lessor shall apply such amount to a reduction of the amounts outstanding under the Notes and Certificates.

               (b Lessee shall continue to use its best commercial efforts as non-exclusive agent for Lessor to sell the Leased Property on behalf of Lessor in accordance with this Article XXI for the period (the "Extended Remarketing Period") commencing on the Lease Expiration Date and ending on the earlier of
(i) the sale of all of the Leased Property in accordance with the provisions of this Article XXI, (ii) the delivery of a written notice from Lessee to Lessor pursuant to which Lessee notifies Lessor of its election to terminate its remarketing rights hereunder, or (iii) the first anniversary of the Lease Expiration Date. During the Extended Remarketing Period, Lessee shall have the right to continue to occupy the Leased Property and this Lease shall remain in full force and effect in accordance with all of its terms other than Lessee's obligations to pay Basic Rent. Lessee shall remain bound by all of the obligations and duties of Lessee under this Lease. On the last day of the Extended Remarketing Period, Lessee shall pay to Lessor an amount equal to all accrued and unpaid Supplemental Rent, and if Lessee has not sold all of the Leased Property, Lessor shall transfer any remaining Leased Property to Lessee pursuant to Section 22.15. During the Extended Remarketing Period, Lessee may sell the Leased Property to one or more Persons pursuant to one or more sale transactions, provided that each such sale must be for one or more legal parcels. Each such sale must also comply with each of the requirements under this Article XXI with respect to each such parcel sold. Notwithstanding the foregoing, all such sales shall be consummated and Lessor shall transfer its interest pursuant to Section 22.15 on one date during the Extended Remarketing Period. Lessee shall give written notice to Lessor not less than thirty (30) days prior to the date of such sale. Following Lessee's payment of all Supplemental Rent as provided for in the preceding sentence, the Sales Proceeds resulting from such sale or sales shall be retained by and be the property of Lessee. All costs and expenses incurred by any Person, including Lessor, Agent or any Participant in connection with any sale or transfer of the Leased Property to Lessee or any third party, shall be borne by and be the sole responsibility of Lessee.

               (c Lessor reserves all rights under this Lease and the other Operative Documents arising out of Lessee's breach of any provisions of this Lease (including this Article XXI), whether occurring prior to, on or after the Lease Expiration Date, including Lessee's breach of any of its obligations under this Article XXI, including the right to sue Lessee for damages.

               (d To the greatest extent permitted by Applicable Laws, Lessee hereby unconditionally and irrevocably waives, and releases Lessor from, any right to require Lessor during or following the Extended Remarketing Period to assist in or cause a sale of the Leased

Property or from any Claims that Lessee was unable to sell the Leased Property at all or for any minimum purchase price or on any particular terms and conditions, Lessee hereby agreeing that if Lessee shall elect the Sale Option, its ability to sell the Leased Property on or prior to the Lease Expiration Date and to cause any Person to submit a bid to Lessor pursuant to Section 21.1 shall constitute full and complete protection of Lessee's interest hereunder.

                                  ARTICLE XXII

                                  MISCELLANEOUS

        XXII.1 Binding Effect; Successors and Assigns; Survival. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor, Lessee, Agent, Arranger and the Participants shall be binding upon them and their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer the Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to their benefit and the benefit of their respective permitted successors, legal representatives and assigns.

        XXII.2 Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Laws, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

        XXII.3 Notices. Unless otherwise specified herein, all consents, notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement.

        XXII.4 Amendment; Complete Agreements. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

        XXII.5 Headings. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

        XXII.6 GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF CALIFORNIA.

        XXII.7 Discharge of Lessee's Obligations by its Affiliates. Lessor agrees that performance of any of Lessee's obligations hereunder by one or more of its Affiliates or one or more sublessees of the Leased Property or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

        XXII.8 Liability of Lessor Limited. The parties hereto agree that Bank shall have no personal liability whatsoever to Lessee or its respective successors and assigns for any Claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that Bank shall be liable in its individual capacity XXII.8.1 for its own willful misconduct or gross negligence (or negligence in the handling of funds), XXII.8.2 for liabilities that may result from the incorrectness of any representation or warranty expressly made by Bank in its individual capacity in Section 4.3 of the Participation Agreement or from the failure of Bank to perform Bank's covenants and agreements set forth in Section 6.5 of the Participation Agreement, or
XXII.8.3 for any Tax based on or measured by any fees, commission or compensation received by Bank for acting as Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (a) Bank shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (b all obligations of Bank to Lessee are solely nonrecourse obligations except to the extent that Bank has received payment from others; (c) all such personal liability of Bank is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Bank; and (d) this Lease is executed and delivered by Bank solely in the exercise of the powers expressly conferred upon Bank as Lessor under the Trust Agreement.

        XXII.9 Estoppel Certificates. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Leased Property or any part thereof or to purchase any Note or Certificate), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) in the case of an estoppel certificate to be given by Lessee, whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing Lease Default or Lease Event of Default with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) in the case of an estoppel certificate to be given by Lessee, whether or not, to the knowledge of Lessee after due inquiry and investigation, there are any purported setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of Lessee; and
(e) other items that may be reasonably requested; provided, that no such certificate may be requested unless the requesting party has a good faith reason for such request. In addition, Lessee, promptly, but in no event later than thirty (30) days after request by any other party hereto, shall obtain and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Leased Property or any part thereof or to purchase any Note or Certificate), assignee, mortgagee or third party designated by such other party, an estoppel certificate from each subtenant under each sublease containing such items as reasonably requested by the party requesting the same; provided, that no such certificate may be requested unless the requesting party has a good faith reason for such request.

        XXII.10 No Joint Venture. Any intention to create a joint venture or partnership relation hereunder or pursuant to any other Operative Document between Lessor and Lessee is hereby expressly disclaimed.

        XXII.11 No Accord and Satisfaction. The acceptance by Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless the Required Participants specifically deem it as such in writing.

        XXII.12 No Merger. In no event shall the leasehold estate of Lessee hereunder or the rights and interests of the holder of any Notes or certificates secured by a Lien in this Lease, merge with any interests, estates or rights of Lessor in or to the Leased Property, it being understood that such leasehold estate of Lessee hereunder and, the rights and interests of the holder of any Notes or certificates secured by a Lien in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Leased Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same Person.

        XXII.13 Successor Lessor. Lessee agrees that, in the case of the appointment of any successor certificate trustee pursuant to the Trust Agreement, such successor certificate trustee shall, upon written notice by such successor certificate trustee to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor for all purposes hereof and without in any way altering the terms of this Lease or Lessee's obligations hereunder.

        XXII.14 Survival. The obligations of Lessee to be performed under this Lease prior to the Lease Expiration Date and the obligations of Lessee pursuant to Sections 4.1, 4.2, 4.4, Article V, Article VI (the last sentence thereof),
Article XVII, Article XVIII, Article XX, Article XXI and Article XXII hereof and the obligations of Lessee under the other Operative Documents which by their terms survive shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Lessee, any Participant or any other Indemnitee shall not affect such survival.

        XXII.15  Transfer of Leased Property.

               (a Whenever pursuant to any provision of this Lease Lessor is required to transfer the Leased Property to Lessee or to an independent third party, such transfer shall be made at Lessee's expense by the transfer by a deed without covenants or warranties of title, except for matters arising by, through or under Lessor, of all of Lessor's interest in and to the Leased Property on an "as is, where is, with all faults" basis free and clear of all Lessor Liens and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating to the Leased Property or any of the Operative Documents. In connection with any transfer to an independent third party, Lessee shall execute and deliver such customary and reasonable documents, certificates and estoppels as may be required to facilitate the transfer of the Leased Property. Any provision in this Lease or any other Operative Document to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lessor and the Participants have received all Rent and other amounts due and owing hereunder and under the other Operative Documents including any Break Funding Amount. At or subsequent to the transfer or return of the Leased Property, Lessee will provide Lessor with such lien and title searches as Lessor may reasonably request to demonstrate to Lessor's satisfaction that the Leased Property is subject to no Liens for which Lessor would be liable under any warranties of title.

               (b Lessee may assign to another Person its right, upon a purchase by Lessee, to take title to the Leased Property pursuant to Section 20.1(b); provided, that (i) Lessee shall exercise any option, (ii) such assignee shall be bound by the provisions of Section 20.1(b), (iii) Lessee shall have represented by an instrument in writing and delivered to Lessor that all necessary Governmental Actions with respect to such transfer, including the purchase of the Leased Property by any other Person as contemplated herein, have been obtained or made, as applicable, and (iv) no such assignment shall release Lessee or Guarantor from its obligations under the Operative Documents, and Lessee shall remain personally liable to Lessor for the payment of all amounts due under any such Section and this Section 22.15.

        XXII.16  Enforcement of Certain Warranties.

               (a Unless a Lease Event of Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through agents), at Lessee's expense, to assert, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under the warranties provided to Lessor in connection with the Leased Property and Lessor agrees to cooperate, at Lessee's expense, with Lessee and its agents in asserting such rights. Any amount recovered by Lessee under any such warranties shall be paid to Lessee, subject to Section 22.17.

               (b Notwithstanding the foregoing provisions of this Section 22.16, so long as a Lease Event of Default or Lease Default shall have occurred and be continuing, any amount that would otherwise be retained by Lessee pursuant to Section 22.16(a), shall be paid to Lessor as security for the obligations of Lessee under this Lease, shall be invested by Lessor in accordance with Section 23.17 in Permitted Investments and, if a Lease Event of Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Event of Default or Lease Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

        XXII.17 Security Interest in Funds. As long as a Lease Event of Default or Lease Default shall have occurred and be continuing, any amount that would otherwise be payable to Lessee under the Operative Documents shall be paid to or retained by Lessor (including amounts to be paid to Lessee pursuant to Article XIII or Section 22.16) as security for the performance by Lessee in full of its obligations under this Lease and the other Operative Documents and, if a Lease Event of Default is continuing, it may be applied to the obligations of Lessee hereunder and under the other Operative Documents. At such time as no Lease Event of Default or Lease Default shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under any other Operative Documents, shall be paid to Lessee. Any such amounts which are held pending payment to Lessee or application hereunder shall be invested by Lessor as directed from time to time in writing by Lessee (provided, however, that if a Lease Event of Default has occurred and is continuing, it will be directed by Lessor), and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied from time to time in the same manner as the principal invested. Lessee will promptly pay to Lessor on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held, paid and applied in the same manner as other amounts subject to this Section 22.17.

        XXII.18 Recording of Deed of Trust and Memorandum of Lease. Concurrently with the execution and delivery of this Lease, Lessor and Lessee shall execute, acknowledge and cause to be recorded a Lease Supplement and Deed of Trust for each Site in the official records of the

County where each such Site is located and in such other places as Lessor deems necessary to perfect the Liens granted pursuant to this Lease and the other Operative Documents.

        XXII.19 Nature of Transaction. Lessor and Lessee acknowledge and agree that the intent of the parties with respect to the nature of the transaction is as set forth in Section 2.7 of the Participation Agreement.


                           [ Signatures on next page ]

        IN WITNESS WHEREOF, the undersigned have each caused this Lease to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                            STATE STREET BANK AND TRUST COMPANY
                                            OF CALIFORNIA, N.A., not in its
                                            individual capacity except as
                                            expressly stated herein, but solely
                                            as Certificate Trustee


                                            By:    _____________________________
                                            Name Printed:  ____________________
                                            Title:  ___________________________



                                            CISCO TECHNOLOGY, INC., a California
                                            corporation, as Lessee


                                            By:    _____________________________
                                            Name Printed:  ____________________
                                            Title:  ___________________________

                       ACKNOWLEDGMENT- CERTIFICATE TRUSTEE


STATE OF CALIFORNIA                 )
                                    )
COUNTY OF ___________        )



        On _______________, 1998, before me, ______________________, a Notary
Public in and for said State, personally appeared _________________________ and ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.



Signature      ________________________________ (Seal)

                              ACKNOWLEDGMENT-CISCO


STATE OF CALIFORNIA                 )
                                    )
COUNTY OF ___________        )



        On _______________, 1998, before me, ______________________, a Notary
Public in and for said State, personally appeared _________________________ and ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.



Signature      ________________________________ (Seal)

                          RECEIPT FOR COUNTERPART NO. 1


        STATE STREET BANK AND TRUST COMPANY, not in its individual capacity except as expressly stated herein, but solely as Paying and Collateral Agent.




                                    By:   ______________________________________
                                          Name Printed: ________
                                          Title: ________

                                    EXHIBIT A

                         Legal Description of the Sites

                                    EXHIBIT B

                            Form of Lease Supplement

                                TABLE OF CONTENTS

ARTICLE I      DEFINITIONS; INTERPRETATION; FULL RECOURSE..................................-1-

ARTICLE II     LEASE OF SITES; TERM........................................................-2-
        2.1.  Acceptance and Lease of Sites................................................-2-
        2.2.  Acceptance Procedure for Site................................................-2-
        2.3.  Term.........................................................................-2-
        2.4.  Title........................................................................-2-

ARTICLE III    OTHER PROPERTY..............................................................-3-

ARTICLE IV     RENT........................................................................-3-
        4.1.  Basic Rent...................................................................-3-
        4.2.  Supplemental Rent............................................................-4-
        4.3.  Method and Amount of Payment.................................................-4-
        4.4.  Late Payment.................................................................-5-

ARTICLE V      NET LEASE...................................................................-5-

ARTICLE VI     UTILITY CHARGES.............................................................-7-

ARTICLE VII    CONDITION OF LEASED PROPERTY................................................-7-
        7.1.  Waivers......................................................................-7-

ARTICLE VIII   NON-INTERFERENCE............................................................-8-
        8.1.  Non-Interference.............................................................-8-
        8.2.  Certain Duties and Responsibilities of Lessor................................-8-

ARTICLE IX     MAINTENANCE AND REPAIR; ALTERATIONS
                 AND ADDITIONS.............................................................-9-
        9.1.  Maintenance and Repair; Compliance With
                Applicable Law.............................................................-9-
        9.2.  Improvements and Alterations to Leased Property..............................-9-
        9.3.  Title to Alterations........................................................-11-
        9.4.  Maintenance and Repair Reports..............................................-11-
        9.5.  Permitted Contests..........................................................-12-
        9.6.  Warrant of Title............................................................-12-
        9.7.  Grants and Releases of Easements on the Sites...............................-13-
        9.8.  Inspection..................................................................-14-
        9.9.  Reports.....................................................................-14-

ARTICLE X      USE........................................................................-15-

ARTICLE XI     INSURANCE..................................................................-15-
        11.1.  Required Coverages.........................................................-15-
        11.2.  Self-Insurance Rights......................................................-17-
        11.3.  Delivery of Insurance Certificates.........................................-18-

ARTICLE XII    ASSIGNMENT AND SUBLEASING..................................................-18-
        12.1.  Assignment by Lessee.......................................................-18-
        12.2.  Subletting.................................................................-18-

ARTICLE XIII   CASUALTY AND CONDEMNATION; ENVIRONMENTAL
                 MATTERS..................................................................-19-
        13.1.  Casualty and Condemnation..................................................-19-
        13.2.  Negotiations...............................................................-21-
        13.3.  Environmental Matters......................................................-21-
        13.4.  Notice of Environmental Matters............................................-22-

ARTICLE XIV    PARTIAL TERMINATIONS.......................................................-22-
        14.1.  Partial Termination upon Certain Events....................................-22-
        14.2.  Termination Procedures.....................................................-23-

ARTICLE XV     OWNERSHIP, GRANT OF LIEN AND FURTHER
                 ASSURANCES...............................................................-23-
        15.1.  Grant of Lien and Security Interest........................................-23-

ARTICLE XVI    LEASE EVENTS OF DEFAULT....................................................-24-

ARTICLE XVII   ENFORCEMENT................................................................-28-
        17.1.  Remedies...................................................................-28-
        17.2.  Proceeds of Sale; Deficiency...............................................-33-
        17.3.  Deed of Trust Remedies.....................................................-33-
        17.4.  Remedies Cumulative; No Waiver; Consents...................................-33-

ARTICLE XVIII  RIGHT TO PERFORM FOR LESSEE................................................-34-

ARTICLE XIX    EARLY TERMINATION OPTION AND OBLIGATION TO PURCHASE........................-34-
        19.1.  Early Termination Option...................................................-34-
        19.2.  Partial Site Purchases.....................................................-35-
        19.3.  Required Purchase..........................................................-36-

ARTICLE XX     END OF TERM OPTIONS........................................................-36-
        20.1.  End of Term Options........................................................-36-

        20.2.  Election of Options........................................................-37-
        20.3   Lease Renewal..............................................................-37-

ARTICLE XXI    SALE OPTION................................................................-38-
        21.1.  Sale Option Procedures.....................................................-38-
        21.2.  Sale.......................................................................-39-
        21.3.  Application of Sale Proceeds and Recourse
                 Payments.................................................................-40-
        21.4.  Failure to Sell Premises...................................................-40-

ARTICLE XXII   MISCELLANEOUS..............................................................-42-
        22.1.  Binding Effect; Successors and Assigns;
                 Survival.................................................................-42-
        22.2.  Severability...............................................................-42-
        22.3.  Notices....................................................................-42-
        22.4.  Amendment; Complete Agreements.............................................-42-
        22.5.  Headings...................................................................-43-
        22.6.  GOVERNING LAW..............................................................-43-
        22.7.  Discharge of Lessee's Obligations by its
                 Affiliates...............................................................-43-
        22.8.  Liability of Lessor Limited................................................-43-
        22.9.  Estoppel Certificates......................................................-44-
        22.10.  No Joint Venture..........................................................-45-
        22.11.  No Accord and Satisfaction................................................-45-
        22.12.  No Merger.................................................................-45-
        22.13.  Successor Lessor..........................................................-45-
        22.14.  Survival..................................................................-45-
        22.15.  Transfer of Leased Property...............................................-46-
        22.16.  Enforcement of Certain Warranties.........................................-46-
        22.17.  Security Interest in Funds................................................-47-
        22.18.  Recording of Deed of Trust and Memorandum
                  of Lease................................................................-48-
        22.19.  Nature of Transaction.....................................................-48-